STATEMENT OF ADDITIONAL INFORMATION
April 14, 2017

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
Class L Shares (GLREX) of Beneficial Interest
Principal Executive Offices
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
1-888-926-2688

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class L prospectus of Griffin Institutional Access Real Estate Fund, dated April 14, 2017 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-888-926-2688 or by visiting www.griffincapital.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	2
REPURCHASES AND TRANSFERS OF SHARES	11
MANAGEMENT OF THE FUND	16
CODES OF ETHICS	25
PROXY VOTING POLICIES AND PROCEDURES	25
CONTROL PERSONS AND PRINCIPAL HOLDERS	26
INVESTMENT ADVISORY AND OTHER SERVICES	26
PORTFOLIO MANAGERS	28
ALLOCATION OF BROKERAGE	29
TAX STATUS	30
OTHER INFORMATION	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
FINANCIAL STATEMENTS	35
APPENDIX A – GRIFFIN CAPITAL ADVISORS, LLC PROXY VOTING POLICIES AND PROCEDURES	36
APPENDIX B – CENTERSQUARE INVESTMENT MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES	43

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the “Fund” or the “Trust”). The Fund was organized as a Delaware statutory trust on November 5, 2013. The Fund’s principal office is located at c/o Griffin Capital Advisor, LLC, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, and its telephone number is 1-888-926-2688. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers multiple classes of shares, including Class L shares. Information on Class A and Class C shares is available in a separate Statement of Additional Information. Information on Class I and Class M shares is available in separate Statements of Additional Information. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)
Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)
Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Other Fundamental Policies

(1)
In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

(2)
The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board of Trustees without shareholder approval.

1.
80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate industry securities, as defined in the Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in a Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities of Private Investment Funds, Public REITs, ETFs, Index Funds and other real estate industry securities. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Fund’s Board of Trustees. Additional information regarding the types of securities and financial instruments is set forth below.

Private Investment Funds

The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate, real estate debt and real estate related securities. Private Investment Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date.

In addition to diversification across property type and geographic markets, Private Investment Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Private Investment Funds have net asset value (“NAV”) limitations for any one individual property held by such Funds relative to the NAV of the Private Investment Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain Private Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Private Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Private Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by FINRA for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Although not a principal investment strategy, the Fund may invest up to 10% of its assets in private funds employing hedging strategies (commonly known as "hedge funds", i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations. The hedge funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets. "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets. Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets. Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities.

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Public Sub-Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques the Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.
The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. Generally, the Fund does not charge a repurchase fee. However, a Class C shareholder who tenders for repurchase of such shareholder’s Class C shares during the first 365 days following such shareholder’s initial capital contribution, such they are repurchased after being held less than 365 days, will be subject to a fee of 1.00% of the value of the original purchase price of the shares repurchased by the Fund (a “Contingent Deferred Sales Charge”). The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder. Class A, Class I, Class M and Class L shares are not subject to a Contingent Deferred Sales Charge. The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current net asset value per share (“NAV”) shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.
If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder. Any such involuntary repurchase will be made pursuant to Rule 23c-2 under the 1940 Act and the Trust’s Agreement and Declaration of Trust.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, two of whom are “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure Dr. Randy Anderson is the Chairman of the Board of Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Governance Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Dr. Anderson may be deemed to be an interested person of the Trust by virtue of his ownership interest in and senior management role at Griffin Capital Advisor, LLC, the Adviser of the Fund and the portfolio management services he provides to the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees (as defined herein) exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Dr. Anderson. In view of the small size of the Board, the independent trustees have not designated any single trustee to be the lead independent trustee at this time.

Board Risk Oversight The Board of Trustees is comprised of five trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair and a standing independent Governance Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Nathan Headrick -- Mr. Headrick serves as General Counsel for the private equity firm Triloma Capital, where he is responsible for overseeing legal matters in all aspects of Triloma and its product offerings, including securities design, underwriting and distribution.

Mr. Headrick is a recognized advocate and leader in the alternative investments industry. Prior to joining Triloma, he served as President of Bluerock Capital Markets and held numerous senior leadership roles within the CNL family of companies. Under Mr. Headrick’s leadership, these broker dealers raised over $6 billion in public alternative investment capital, representing hundreds of thousands of investors in the retail broker dealer channel. Mr. Headrick has also served as Chief Legal Officer and General Counsel to Corporate Capital Trust, KKR and CNL’s co-sponsored public, non-traded business development company. To date, Mr. Headrick has placed $13.5 billion of public and private equity securities into the alternative investment marketplace, including syndication of substantial public company joint ventures with KKR, The Macquarie Group and CB Richard Ellis.

Mr. Headrick is also the founder and current chairman of the IPA Policy Advocacy Committee (IPAPAC), which acts as the alternative investment industry’s primary lobbying voice.

Mr. Headrick earned his Juris Doctor from Georgetown University Law Center, where he was elected student body president. He additionally holds a Masters of Theology from Harvard University and BAs from the University of North Carolina in political science and international studies.

In 2008, Mr. Headrick was inducted into the bar of the United States Supreme Court. The same year, he received the Orlando Business Journal 40 Under 40 Award, recognizing the forty most influential business persons in Central Florida under the age of forty. His community activities include service on the boards of the Class of 1938 Foundation, the Orange County Regional History Center, Junior Achievement of Florida, Florida Children’s Hospital, and United Cerebral Palsy of Central Florida.

Mr. Headrick received the American Bar Association Order of the Silver Key in 2003, and was inducted into the Order of the Golden Fleece in 1996. He is also a member of the DC Court of Appeals bar and the Florida bar. Mr. Headrick is a registered FINRA arbitrator and holds Series 7, 24, 63, 79 and 99 licenses. In 2012, Mr. Headrick was appointed to a term on the FINRA Corporate Finance Committee.

Robb Chapin -- Mr. Chapin has over 19 years’ experience in commercial real estate. His experience has included:

From late 2005 to 2013, Mr. Chapin served as Co-Chief Executive Officer for Servant Investments and Co-Founder of Servant Healthcare Investments, LLC, (“SHI”) an affiliate of Servant Capital Group where he was responsible for corporate strategy, capital formation and served on the executive committee. Servant Healthcare Investments was the sub-advisors to a public non-traded healthcare REIT focused on seniors housing and other healthcare related properties and the GP/sponsor of a private healthcare development fund.

From 1999 to 2005, Mr. Chapin served as Executive Vice President for Trustreet Properties, Inc. (“A CNL Legacy Fund”), a publicly traded REIT with over 3,000 properties in over 40 states. He managed the investment strategy nationally for the acquisition of single-tenant net leased properties and was responsible for over $2 billion of commercial real estate acquisitions and investments and served on the company’s investment committee.

From 1997 to 1998, Mr. Chapin participated in the formation of CNL Retirement Properties, which acquired a portfolio consisting of over 275 properties nationwide valued at over $4.2 billion. Prior to joining CNL in 1997, he was the President of Leader Enterprises, a premier sports marketing company.

Mr. Chapin received his Bachelor of Science from Appalachian State University and completed significant course work toward his Master of Business Administration at the Crummer Graduate School of Business at Rollins College in Winter Park, Florida.

Ira Cohen -- Mr. Cohen is a successful mutual fund executive with over 33 years of retail, offshore and institutional experience. He is Executive Vice President of Asset Management Services for Recognos Financial, a provider of semantic data analysis for the financial services industry. He currently serves as an Independent Trustee for both the Valued Advisors Trust and the Angel Oak Funds Trust. Over the past ten years Mr. Cohen has served as managing principal of a boutique consulting company providing advisory and compliance related services. Mr. Cohen’s client list includes Depository Trust & Clearing Corporation (DTCC), Goldman Sachs, Fidelity, Waddell & Reed, Commonwealth Funds, DST Systems and FINRA.

Previously, Mr. Cohen spent 13 years as a Senior Vice President of INVESCO Fund Services, formerly known as AIM Investments. Mr. Cohen was responsible for all Transfer Agent Operations and Services for retail, retirement, institutional and offshore funds. Before joining INVESCO he held senior management positions at Bank of New York and Prudential Mutual Fund Services.

As a highly sought after industry thought leader, Mr. Cohen is a frequent keynote speaker at top industry conferences and holds key positions across numerous industry organizations. Mr. Cohen has held FINRA Registered Series 6, Series 26 and Series 63 licenses.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathaniel Headrick Age: 42	Trustee Since 2014	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	1	Griffin Institutional Access Credit Fund, 2017-Present; Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013
Robb Chapin Age: 54	Trustee Since 2014	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013	1	Griffin Institutional Access Credit Fund, 2017-Present; ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present
Ira Cohen Age: 57	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	1	Griffin Institutional Access Credit Fund, 2017-Present; Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (2 portfolios) 2014-present.

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: 58	President and Trustee Since 2014	Chairman and Chief Executive Officer of Griffin Capital Company, LLC; Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin-Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	1
President, Griffin Institutional Access Credit Fund, 2017-Present; Chairman, Griffin Capital Company, LLC; 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014- present; Director, Griffin-Benefit Street Partners BDC Corp., 2014-present.

Joseph Miller Age: 53	Treasurer Since 2014	Chief Financial Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin-Benefit Street Partners BDC Corp.	n/a	Treasurer, Griffin Institutional Access Credit Fund, 2017-Present
Randy Anderson Age: 48	Portfolio Manager, Secretary and Trustee Since 2014	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin-Benefit Street Partners BDC Corp.	1	Executive Vice President and Secretary, Griffin Institutional Access Credit Fund, 2017-Present

Jay Haas, Jr. Age: 45	Chief Compliance Officer Since 2016
Compliance Director, Cipperman Compliance Services, LLC (compliance services provider). 2014-present; Risk Manager, Vanguard (asset manager), 2011-2014; Compliance Manual, Vanguard Marketing Corporation (asset manager), 2006-2011.
			n/a	Chief Compliance Officer, Griffin Institutional Access Credit Fund, 2017-Present
Alan Gattis Age: 37	Assistant Treasurer Since 2014	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2011; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	n/a	Assistant Treasurer, Griffin Institutional Access Credit Fund, 2017-Present
Howard S. Hirsch Age: 50	Vice President and Assistant Secretary Since 2015
Vice President and General Counsel– Securities, Griffin Capital Company, LLC, 2014-present; Vice President and Secretary; Griffin-Benefit Street Partners BDC Corp., 2014-present; Vice President, Griffin Capital BDC Advisor, LLC, 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2015-present; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.
			n/a	Vice President and Assistant Secretary, Griffin Institutional Access Credit Fund, 2017-Present

Christopher Moore Age: 32	Assistant Secretary Since 2016	Senior Counsel, ALPS Fund Services, Inc. 2016-present; Associate, Thompson Hine LLP 2013-2016; Corporate Counsel, DSW Inc. 2012-2013.	n/a	Assistant Secretary, Griffin Institutional Access Credit Fund, 2017-Present

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund.

Board Committees

The Board has established two standing committees: the Audit Committee and the Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Trustees, except for Messrs. Anderson and Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2016, the Audit Committee held three meetings.

Governance Committee

The Board has a Governance Committee that consists of all the Trustees, except for Messrs. Anderson and Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee operates pursuant to a Governance Committee Charter. The Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Governance Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee meets to consider nominees as is necessary or appropriate. The Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2016, the Governance Committee held one meeting.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robb Chapin	None	None
Ira Cohen	None	None
Nathan Headrick	None	None
Kevin Shields	Over $100,000*	Over $100,000*
Randy Anderson	None	None

*	Includes shares owned by Griffin Capital Vertical Partners, L.P., which is indirectly owned and controlled by Kevin A. Shields.

Compensation

Effective October 1, 2016, each Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $50,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per non-interested Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The chairperson of the Audit Committee receives an additional annual retainer of $10,000. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal period ended September 30, 2016.* The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Robb Chapin	$18,500	None	None	$18,500
Ira Cohen	$18,500	None	None	$18,500
Nathan Headrick	$18,500	None	None	$18,500
Kevin Shields	None	None	None	None
Randy Anderson	None	None	None	None

*	The quarterly meeting fee for the period ending September 30, 2016 was $5,000 per meeting.

CODES OF ETHICS

Each of the Fund, the Adviser, the Public Sub-Adviser, the Private Sub-Adviser and the Trust’s Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, who may in turn delegate to the Sub-Advisers, subject to the Board’s continuing oversight. The Policies require that the Adviser (or the applicable Sub-Adviser) vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser (or the applicable Sub-Adviser) to present to the Board, at least annually, the Adviser’s(or Sub-Adviser’s) Proxy Policies and a record of each proxy voted by the Adviser (or the applicable Sub-Adviser) on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser (or the applicable Sub-Adviser) involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser(or the applicable Sub-Adviser), any affiliated person(s) of the Adviser (or the applicable Sub-Adviser), the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser (or the applicable Sub-Adviser) will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser (or the applicable Sub-Adviser) will abstain from voting. Copies of the Adviser’s and the Public Sub-Adviser’s proxy voting policies is attached hereto as Appendix A and Appendix B, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-888-926-2688; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-888-926-2688 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of December 31, 2016, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund are as follows:

Name and Address	Percentage Owned
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	28.04%
Griffin Capital Vertical Partners, L.P. 1520 E. Grand Ave. El Segundo, CA 90245	8.63%
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6.30%

As of the date of this SAI, the Trustees and officers, except for Mr. Shields, owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Griffin Capital Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in August 2013 for the purpose of advising the Fund. The majority of shares in the Adviser are owned indirectly by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this SAI.

Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.50% of the daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.16% per annum of the Fund’s average daily net assets attributable to Class L shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 31, 2018, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser. After May 31, 2018, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

During the fiscal year ended September 30, 2014, September 30, 2015 and September 30, 2016, the Fund paid $97,357, $1,344,225 and $9,801,479 in advisory fees to the Adviser. The Adviser waived certain advisory fees and reimbursed Fund expenses of $316,121, $757,224 and $1,230,007.

The Sub-Advisers

The Adviser has engaged Aon Hewitt Investment Consulting, Inc. (the “Private Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, opinions and recommendations to the portion of the Fund's investment portfolio that is allocated to private, institutional real estate investment funds managed by institutional investment managers. The Adviser has engaged CenterSquare Investment Management, Inc. (“Public Sub-Adviser”), a registered investment adviser under the Advisers Act, to manage the portion of the Fund's investment portfolio that is allocated to publicly traded securities, including publicly traded income producing equity and debt real estate related securities.

Under the terms of the Sub-Adviser Agreement with the Private Sub-Adviser, the Private Sub-Adviser will receive fees as follows: 0.15% for up to $500 million in assets under advisement, 0.125% for $500 million to $750 million in assets under advisement, 0.10% for $750 million to $1 billion in assets under advisement, and 0.07% for $1 billion or more in assets under advisement, provided that the Private Sub-Adviser shall receive minimum annual fee of $150,000.

Under the terms of the Sub-Adviser Agreement with the Public Sub-Adviser, the Public Sub-Adviser will receive fees as follows until assets under advisement by the Public Sub-Adviser exceed $25 million: 0.65% for up to $50 million in assets under advisement, 0.50% for $50 million to $100 million in assets under advisement, and 0.45% for $100 million or more in assets under advisement. Under the terms of the Sub-Adviser Agreement with the Public Sub-Adviser, the Public Sub-Adviser will receive fees as follows once assets under advisement by the Public Sub-Adviser exceed $25 million: 0.50% for up to $50 million in assets under advisement, 0.45% for $50 million to $100 million in assets under advisement, 0.40% for $100 million to $150 million in assets under advisement, and 0.35% for $150 million or more in assets under advisement.

During the fiscal year ended September 30, 2014, September 30, 2015 and September 30, 2016, the Adviser paid $58,000, $154,048 and $9,801,479 in advisory fees to the Private Sub-Adviser. During the fiscal year ended September 30, 2014, September 30, 2015 and September 30, 2016, the Adviser paid $800, $65,283 and $1,230,007 in fees to the Public Sub-Adviser.

Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Dr. Randy Anderson, CIO of the Adviser is the Fund’s portfolio manager. Dr. Anderson has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2014. Spencer Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of the Fund since it commenced operations in 2014. Dr. Anderson and Mr. Propper receive a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2016, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	1	$43,592,709	1	$34,644,479
Other Accounts	0	$0.00	0	$0.00

As of the date of September 30, 2016, Dr. Anderson and Mr. Propper owned no Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent. For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by either (i) the portfolio manager who is an employee of the Adviser or (ii) designated employees of the Public Sub-Adviser. Both the Adviser and the Public Sub-Adviser are authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser or the Public Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as either the Adviser or the Public Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, both the Adviser and the Public Sub-Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if either the Adviser or the Public Sub-Adviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, either the Adviser or the Public Sub-Adviser, as applicable, may select brokers or dealers who also provide brokerage, research and other services to other accounts over which either the Adviser or the Public Sub-Adviser, as applicable, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the fiscal year ended September 30, 2015 and September 30, 2016, the Fund paid $19,288 and $106,369 in brokerage commissions.

Affiliated Party Brokerage

The Adviser and its affiliates, as well as the Sub-Advisers and their affiliates, will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser, as well as the Public Sub-Adviser, places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Cipperman Compliance Services, LLC (“Cipperman”) located at 500 E. Swedesford Road, Suite 104, Wayne, PA 19087, provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman and the Fund.

Administrator

ALPS Fund Services Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund.

Transfer Agent

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, MO 64105, serves as Transfer Agent pursuant to a transfer agency agreement between DST Systems Inc. and the Fund.

Legal Counsel

Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta GA 30309, acts as legal counsel to the Fund.

Custodian

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is in Kansas City, Missouri.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 26th Floor Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The financial statements for the Fund’s fiscal year ended September 30, 2016 and the independent registered public accounting firm’s report contained in the Fund’s annual report dated September 30, 2016 are incorporated by reference to this Statement of Additional Information. The Fund’s annual report is available upon request, without charge, by calling the Fund toll free at 1-888-926-2688.

APPENDIX A

GRIFFIN CAPITAL ADVISOR, LLC
PROXY VOTING POLICIES AND PROCEDURES

Policy

Griffin Capital Advisor, LLC (the – “Advisor”), as a matter of policy and as a fiduciary to the Clients, has responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of Clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund.

Background

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the allocation of, or in the case of the Non-discretionary Client, recommendations regarding the allocation of, assets on behalf of the Clients to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations. The voting rights of the Clients, as holders of interests in Underlying Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term – Proxies will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedure

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate Portfolio Manager;

•	Such Portfolio Manager will determine which Client(s) hold the interest in an Underlying Fund to which the Proxy relates;

•
The Portfolio Manager will (absent material conflicts of interest as described below in ―Material Conflicts of Interest‖) analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each Proxy. Along with his or her recommendation, the Portfolio Manager will provide a written certification, provided in Exhibit A to this policy, that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy. The Portfolio Manager may take into account information provided by the Underlying Fund’s personnel regarding the nature of the proxy.

•
Absent material conflicts, the President of the Adviser, in consultation with the Investment Committee, will determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below), taking into account the recommendation of the Portfolio Manager.  Each voting member of the Investment Committee, including the President of the Adviser, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy, and document that person’s proxy voting recommendation.  (Certification provided in Exhibit A.)  The Investment Committee is responsible for ensuring that the decision is communicated to the Portfolio Manager promptly. The Portfolio Manager is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

•	The Portfolio Manager will provide the CCO with a completed Exhibit A, any supporting documentation and the executed Proxy.

•
The Adviser has sole discretion to vote proxies on behalf of the Non-discretionary Clients provided that, in each case, implementation of the outcome of the proxy vote would not cause the Non-discretionary Client’s portfolio to be out of compliance with its Investment Guidelines. If the outcome that might result from a proxy solicitation could cause any Non- discretionary Client to fall out of compliance with its Investment Guidelines, the Adviser shall consult each such Non-discretionary Client prior to voting the proxy and shall take direction from such Non-discretionary Client, in the form of a completed Exhibit B, as to how to vote the proxy.

Voting Guidelines

•
In the absence of specific voting guidelines from the particular Client, the Adviser will vote Proxies in the best interests of such Client. The Clients are permitted to place reasonable restrictions on the Adviser’s voting authority; Non-discretionary Clients may elect to retain full discretion regarding Proxies.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Portfolio Manager, and in turn the President and the Investment Committee, on a case-by-case basis.

•
Situations may arise in which more than one Client invests in the same Underlying Fund. In addition, two or more Clients may have different investment objectives or investment styles. As a result, the Adviser may cast different votes on behalf of different Clients.

•
The Adviser may determine not to vote a Proxy if doing so would not be in a Client’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest and Proxy Voting Committee

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•	If a material conflict of interest exists for the Adviser, the Legal Department will determine how to vote the Proxy.

•
If a material conflict of interest exists for the Portfolio Manager that normally would have formulated the proxy voting recommendation for the Underlying Fund, such Portfolio Manager should disclose the conflict to the CCO. The CCO will designate another Portfolio Manager the responsibility to form a proxy voting recommendation and serve as the original Portfolio Manager would have done in the proxy voting process.

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•
The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that the Clients and Investors may request information regarding how the Adviser voted a Client’s Proxies, and that the Clients and Investors may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from a Client or an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client’s Proxies, and a copy of any written response.

Exhibit B-1

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND PROXY VOTING FORM

Instructions: This form is to be completed by the appropriate Portfolio Manager, the President of the Adviser and the voting members of the Investment Committee in order to: (1) determine how to vote a Proxy; and (2) certify that the Portfolio Manager, the President of the Adviser and voting members of the Investment Committee were not subject to any material conflicts of interest in formulating a recommendation as to how to vote a Proxy or voting such Proxy.

Portfolio Manager

Name of Portfolio Manager:
Name of Underlying Fund issuing the Proxy:
Name of Client that holds interests in the Underlying Fund:
Subject of Proxy (include any supporting documents to this Exhibit):

Portfolio Manager’s Voting Recommendation:

Portfolio Manager Certification Regarding Material Conflicts of Interest

I, __________________ , hereby certify that in forming the proxy voting recommendation noted above on this Exhibit A, I was not subject to any material conflicts of interest, whether personal or business, and that I recommend such a proxy vote because I have determined it to be, to the best of my knowledge, in the best interest of the particular Client.

By:
Name:
Title:
Date:

Proxy Voting Recommendation and Certification Regarding Material Conflicts of Interests of the Voting Members of the Investment Committee

We, the undersigned, hereby certify that in forming the proxy voting recommendation noted above on this Exhibit A, we were not subject to any material conflicts of interest, whether personal or business, and that we recommend such a proxy vote because we have determined it to be, to the best of our knowledge, in the best interest of the particular Client.

By:
Name:
Title:	President of the Adviser
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

If any member of the Investment Committee determined not to follow the recommendation of the Portfolio Manager, provide an explanation for the proxy vote recommendation:

Proxy Voting Decision by the President of the Adviser

Proxy Voting Decision:

If the President of the Adviser determined not to follow the proxy voting recommendation of a member of the Investment Committee or of the Portfolio Manager, provide an explanation for the proxy voting decision:

By:
Name:
Title:
Date:

APPENDIX B

CENTERSQUARE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (2) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. In order to fulfill its responsibilities under the Act, CenterSquare Investment Management, Inc. (“CenterSquare” or “CSI”) has adopted the following policies and procedures for proxy voting with regard to companies in our client’s investment portfolios.

As a registered investment adviser, CenterSquare has a fiduciary duty to act solely in the best interest of its clients. This duty requires CenterSquare to vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. All proxies received by CenterSquare are voted in accordance with these procedures and are intended to comply with Rule 206(4)-6 of the Act. This policy applies only to those CenterSquare clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time.

Decision Methods

The sheer number of proxy votes related to client holdings makes it impossible for CSI to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CSI relies on Institutional Shareholder Services (“ISS”), to provide proxy research, reporting, and voting of proxies. CenterSquare subscribes to the ISS general proxy policy plan. Individual clients may elect to subscribe separately to a specific (for example Taft-Hartley) or custom policy plan and still elect CSI to oversee the voting process. For clients subscribing to a specific or custom policy will do so at their own expense and/or must be specified in the investment advisory contract. Additionally, CenterSquare will not change any proxy voting decisions recommended by ISS for these specific or custom policies without written client approval.

CenterSquare’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. Based on ISS’s research and guidance, generally all proposals assessed to positively impact shareholders will be voted by ISS in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. In most cases CSI will not override ISS recommendations and voting, but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote.

The 2016 ISS Policy Information is located on the internet at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

Conflict of Interest

In certain instances a conflict of interest may arise when CSI votes a proxy. For example, CSI, or one of its affiliates, may manage an issuer’s retirement plan or an employee of CSI may have a business relationship that may affect how CenterSquare votes a proxy. CenterSquare believes that by engaging ISS, its adherence to these policies and procedures ensures that proxies will be voted in the best interest of the clients.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CSI will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

Securities Lending

Some accounts have at their discretion elected to participate in security lending programs. The ballots for these securities are not submitted to ISS by the custodian. In some instance, the number of shares on loan is transmitted for reconciliation purposes but the procedure is not standardized among all custodians.

Decisions not to Vote Proxies

CenterSquare fully recognizes its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations. CSI will therefore attempt to process every vote it receives for all domestic and foreign proxies. There may be situations in which CSI cannot vote proxies. For example, the client or custodian does not forward the ballots or does not forward the ballots in a timely manner.

Reporting

ISS provides CenterSquare on-line access to client proxy voting records. Additionally, CenterSquare is notified via email with respect to pending proxies, providing CenterSquare the ability to insure the proxies are voted in a timely manner.

Client Information

A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines is available to our clients, without charge, upon request. Clients may also obtain a summary of the proxy votes cast by CenterSquare for that client’s portfolio. All requests may be sent to Liz Conklin, Director of Operations, CenterSquare Investment Management, Inc., 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462 or at lconklin@CenterSquare.com.